FINANCIAL INSTRUMENTS - Disclosure of lists the significant inputs fair value of Put Option net of Call option (Details) - Put option to non-controlling interests $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Financial instruments
Underlying asset value	$ 35,732
Expected volatility of the share price	34.70%
Discount rate	14.90%
Risk-free interest rate	3.64%
Term of option	2 years 8 months 1 day